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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - September 30, 1996



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



        Pennsylvania                  1-7410                  25-1233834
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)           Identification No.)



                         One Mellon Bank Center
                             500 Grant Street
                         Pittsburgh, Pennsylvania                15258
                 (Address of principal executive offices)      (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated September 30, 1996, Mellon Bank Corporation (the "Corporation") announced that it has completed its acquisition for approximately $1.7 billion of the Business Equipment Financing unit of USL Capital Corporation, a Ford Motor Co. subsidiary.

         By press release dated October 1, 1996, the Corporation announced that it has completed its acquisition of FUL Incorporated, known in the marketplace as First United Leasing Corporation. Terms of the agreement were not disclosed.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1     Mellon Bank Corporation Press Release, dated September 30,   1996.

99.2     Mellon Bank Corporation Press Release, dated October 1, 1996.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION

Date:  October 2, 1996        By:   STEVEN G. ELLIOTT
                                    Steven G. Elliott
                                    Vice Chairman, Chief
                                    Financial Officer & Treasurer
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                                 EXHIBIT INDEX



Number   Description                                Method of Filing


99.1    Press Release dated September 30, 1996      Filed herewith

99.2    Press Release dated October 1, 1996         Filed herewith